Exhibit 99.1

Rainwater Tech Announces Nomination of Former World Bank President Dr. Jim Yong Kim to its Expected Post-Combination Board of Directors

Global luminary to bring extensive vision, expertise and relationships to advance company’s mission to provide the world with reliable access to water

AUSTIN, TX January 17, 2023 – Rain Enhancement Technologies, Inc. (“Rainwater Tech”), a leader in the development of rainfall generation technology, and dMY Technology Group, Inc. VI (NYSE: DMYS) (“dMY VI”) today announced that Dr. Jim Yong Kim has been nominated to join Rainwater Tech’s Board of Directors upon closing of the Rainwater Tech’s business combination with dMY VI.

“I have long admired Dr. Kim as a global luminary and thought leader on the intersection of climate and public health, and we are incredibly fortunate to have him join Rainwater Tech’s post-combination Board,” said Mike Nefkens, Co-Founder and CEO of Rainwater Tech. “In addition to his exceptional experience and in-depth knowledge of global economic development and public health, he is a tremendously respected leader. With the addition of Dr. Kim to our Board, we are strengthening the work we have done to build a team with a keen understanding of the implications of public policy, macro-economic, regulatory and technology trends globally as we expeditiously advance commercialization of our rainfall generation technology.”

Jim Yong Kim, M.D., Ph.D., was the 12th President of the World Bank Group. Prior to being named World Bank Group President, Dr. Kim’s career focused on health, education, and improving the lives of the poor. A physician and anthropologist, Dr. Kim previously served as the President of Dartmouth College and held professorships at Harvard Medical School and the Harvard School of Public Health. From 2003 to 2005, as director of the World Health Organization’s HIV/AIDS department, he led the “3 by 5” initiative, the first-ever global goal for AIDS treatment, which helped to expand access to antiretroviral medication in developing countries. In 1987, Dr. Kim co-founded Partners In Health, a non-profit medical organization that now works in poor communities on four continents.

“I am honored to join the Rainwater Tech Board of Directors to help the company fulfill its mission of providing the world with reliable access to water,” said Dr. Kim. “Water sits at the intersection of social justice, public health, climate change, and economic development, and I am proud to leverage my experience and expertise in support of Rainwater Tech’s vision to solve one of humanity’s greatest challenges. I look forward to working alongside Mike and his team to enhance rainfall and mitigate drought conditions where it is needed most.”

Dr. Kim became World Bank Group President in July 2012. Soon after he assumed the position, the organization established two goals to guide its work: to end extreme poverty by 2030; and to boost shared prosperity, focusing on the bottom 40% of the population in developing countries. In September 2016, the World Bank Group Board unanimously reappointed Dr. Kim to a second five-year term as President.

During his first term, the World Bank Group supported the development priorities of countries at levels never seen outside a financial crisis and, with its partners, achieved two successive, record replenishments of the World Bank Group’s fund for the poorest. The institution also launched several innovative financial instruments including facilities to address infrastructure needs, prevent pandemics, and help the millions of people forcibly displaced from their homes by climate shocks, conflict, and violence.

Dr. Kim has received a MacArthur “Genius” Fellowship, was recognized as one of America’s “25 Best Leaders” by U.S. News & World Report, and was named one of TIME magazine’s “100 Most Influential People in the World.”

About Rain Enhancement Technologies, Inc.

Rainwater Tech was founded to provide the world with reliable access to water, one of life’s most important resources. To achieve this mission, Rainwater Tech aims to develop, manufacture and commercialize ionization rainfall generation technology. This weather modification technology seeks to provide the world with reliable access to water, and transform business, society and the planet for the better.

On December 22, 2022, Rainwater Tech entered into a definitive business combination agreement with dMY Technology Group, Inc. VI (NYSE: DMYS). Upon the closing of the business combination, Rainwater Tech will become publicly traded on the New York Stock Exchange under the new ticker symbol “RANY”. Additional information about the transaction can be viewed here: https://www.rainwatertech.com/investors/

About dMY Technology Group, Inc. VI

dMY Technology Group, Inc. VI is a special purpose acquisition company founded by Niccolo de Masi and Harry You for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its Class A common stock, units and warrants trade on the NYSE under the ticker symbols DMYS, DMYS.U and DMYS WS, respectively. More information can be found at www.dmytechnology.com.

Additional Information and Where to Find It

In connection with the proposed business combination, dMY VI intends to file with the Securities and Exchange Commission (the “SEC”) the Tender Offer Statement on Form SC-TO (the “Schedule TO”) and other relevant materials (together with the Schedule TO, the “Securities Law Disclosure Documents”). dMY VI’s stockholders are advised to read, once available, the Securities Law Disclosure Documents and any amendments thereto. dMY VI’s stockholders may also obtain a copy of the Securities Law Disclosure Documents once available, as well as any other documents filed with the SEC by dMY VI, free of charge at the SEC’s website at www.sec.gov. Before making any investment decision, investors and stockholders of dMY VI are urged to read the Securities Law Disclosure Documents and all other relevant materials filed or that will be filed with the SEC in connection with the proposed business combination because they will contain important information about the proposed business combination and the parties to the proposed business combination.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Disclaimers

Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination between dMY VI and Rainwater Tech. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the respective management of dMY VI and Rainwater Tech and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of dMY VI and Rainwater Tech.

The risks and uncertainties include, but are not limited to: future operating or financial results; changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks related to the performance of Rainwater Tech’s future technology or business and the timing of expected business or financial milestones; the amount of redemption requests made by dMY VI’s stockholders; the ability of dMY VI or Rainwater Tech to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; if the proposed business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of dMY VI’s securities or, following the closing, the combined entity’s securities, may decline expected benefits of the business combination; and following the consummation of the proposed business combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations.

Additional risks related to dMY VI and Rainwater Tech include, among others:

•	Rainwater Tech can provide no assurance of the effectiveness and success of ionization rainfall generation technology in increasing precipitation;

•	Rainwater Tech has no operating history or revenues, which makes it difficult to forecast its future results of operations;

•	The execution of Rainwater Tech’s business model, including technology or profitability of its products and services, is not yet proven;

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The rain generation industry is in its early stages and is volatile, and if it does not develop, if it develops slower than Rainwater Tech expects, if it develops in a manner that does not require use of Rainwater Tech’s services, if it encounters negative publicity or if Rainwater Tech’s solution does not drive commercial engagement, the growth of its business will be harmed;

•	Rainwater Tech has not yet proven its ability to develop and implement new technologies, as well as the ability to obtain and maintain intellectual property protections for such technologies;

•	A substantial portion of Rainwater Tech’s technology is derived from public-source intellectual property and as a result Rainwater Tech may face increased competition;

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Even if Rainwater Tech is successful in developing rainfall generation systems/technology and executing its strategy, other competitors in the industry may achieve technological breakthroughs which render Rainwater Tech’s technology obsolete or inferior to other products;

•	If Rainwater Tech’s platform fails to provide a broad, proven advantage in rainfall generation, its business, financial condition and future prospects may be harmed;

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Rainwater Tech’s operating and financial results relies upon assumptions and analyses developed by third-party trials. If these assumptions or analyses prove to be incorrect, Rainwater Tech’s actual operating results may be materially different from its forecasted results;

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Rainwater Tech’s estimates of market opportunity and forecasts of revenue generation and market growth, including estimates of market opportunity and the ability to meet the supply and demand needs of our customers, may prove to be inaccurate, and even if the market in which it operates achieves the forecasted growth, Rainwater Tech’s business could fail to grow at similar rates, if at all;

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Rainwater Tech may be unable to successfully manufacture its products or scale up manufacturing of its products in sufficient quantity and quality, in a timely or cost-effective manner, or at all. Unforeseen issues associated with scaling up and constructing rainfall generation systems at commercially viable levels could negatively impact Rainwater Tech’s financial condition and results of operations;

•	Rainwater Tech could suffer disruptions, outages, defects and other performance and quality problems with its rainfall generation systems or the infrastructure on which it relies;

•	Supply chain issues, including a shortage of adequate supply or manufacturing capacity for its systems, could have an adverse impact on its business and operating results;

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If Rainwater Tech cannot successfully execute on its strategy, including in response to changing customer needs and new technologies and other market requirements, or achieve its objectives in a timely manner, its business, financial condition and results of operations could be harmed;

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Rainwater Tech’s failure to effectively develop and expand its sales and marketing capabilities could harm its ability to increase its customer base and achieve broader market acceptance of its rain generation technology;

•	The risk of third parties asserting that Rainwater Tech is violating their intellectual property rights;

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Risks relating to the production and manufacturing of Rainwater Tech’s technology, including supply chain issues to obtain required materials, supplies and spare parts to build and operate its platform;

•	Rainwater Tech must overcome significant engineering, technology, operations and climatological challenges to deliver consistent results;

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Rainwater Tech has not to date obtained statistically significant results, and faces risks and uncertainties relating to its ability to obtain statistically significant results and repeat success demonstrating its ability to enhance rainfall;

•	Risks relating to the effect of competing technologies, including desalination and chemical-based cloudseeding technology, on Rainwater Tech’s business;

•	Risks relating to environmental and weather conditions that are correlated with successful rainfall generation, as well as other ESG-related matters;

•	Rainwater Tech may face liability for changing environmental and/or weather conditions, including challenges resulting from excessive rain;

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Risks relating to the failures of Rainwater Tech’s customers, both private and public, to meet payment obligations, including refusal to pay for rainfall generation services that directly or indirectly benefit other nearby parties;

•	Risks of system securities and data protection breaches;

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Rainwater Tech is highly dependent on its senior technical advisors, and its ability to ability to attract, recruit, and retain senior management and other key employees, as well as find qualified labor with the particular skills required to manufacture, operate and advance the platform, is critical to its success; if Rainwater Tech is unable to retain talented, highly-qualified senior management and other key employees or attract them when needed, it could negatively impact its business;

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Risks regarding potential changes in legislative and regulatory environments that may limit the scope of Rainwater Tech’s marketplace, including land restriction policies and its ability to obtain and maintain permits;

•	Rainwater Tech may face political and social opposition to its business and activities;

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Following the consummation of the Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations;

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Rainwater Tech’s success could be impacted by the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed, or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; and

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If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of dMY VI’s securities or, following the closing, the combined entity’s securities, may decline.

You should carefully consider the risks and uncertainties that will be described in the Securities Law Disclosure Documents and any amendments thereto, once available.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons. Accordingly, you should not unduly rely on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this presentation or to reflect the occurrence of unanticipated events.

Contacts:

Investors

RainwaterTechIR@icrinc.com

Media

RainwaterTechPR@icrinc.com